Exhibit 24


                      Consent of PricewaterhouseCoopers LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-8 (No.  33-30965,  33-34094,  333-07981,  and 333-69025) of
Microlog Corporation of our report dated March 17, 1999 which appears on page 28 of the 1998 Annual Report to Shareholders of Microlog Corporation, which is incorporated by reference in this Annual Report on Form 10-K for the year ended October 31, 1998. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears on page F-2 of this Form 10-K.




PRICEWATERHOUSECOOPERS LLP

McLean, Virginia
March 17, 1999

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Germantown, State of Maryland on March 18, 1999.


                                         MICROLOG CORPORATION


                                       By  /s/  Richard A. Thompson
                                           ------------------------------------
                                           Richard A. Thompson
                                           President and Chief Executive Officer


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Richard A. Thompson
-------------------------------------------                       March 18, 1999
Richard A. Thompson
President and Chief Executive Officer


/s/ Steven R. Delmar
-------------------------------------------                       March 18, 1999
Steven R. Delmar
Executive Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)
--------------------------------------------


/s/ David M. Gische
-------------------------------------------                       March 18, 1999
David M. Gische
Chairman of the Board and Director


/s/ Robert E. Gray, Jr.
-------------------------------------------                       March 18, 1999
Robert E. Gray, Jr.
Director


/s/ David B. Levi
-------------------------------------------                       March 18, 1999
David B. Levi
Director


/s/ Joe J. Lynn
-------------------------------------------                       March 18, 1999
Joe J. Lynn
Director

        F-1, SCHEDULE II - VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
                                 (IN THOUSANDS)

                                                                Balance                           Balance
Fiscal Year Ended 10/31/98                                      11/01/97  Additions   Deletions  10/31/98
==========================================                      --------  ---------   ---------  --------
Receivables
    Allowance for Doubtful Accounts                                  152         29          37       144

Inventory
    Reserve for Obsolescence                                         345      1,299           0     1,644

Income Taxes
    Valuation Allowance                                            1,966      4,434           0     6,400



                                                                Balance                           Balance
Fiscal Year Ended 10/31/97                                      11/01/96  Additions   Deletions  10/31/97
==========================================                      --------  ---------   ---------  --------
Receivables
    Allowance for Doubtful Accounts                                  207         49         104       152

Inventory
    Reserve for Obsolescence                                         253         92           0       345

Income Taxes
    Valuation Allowance                                            3,462          0       1,496     1,966



                                                                Balance                           Balance
Fiscal Year Ended 10/31/96                                      11/01/95  Additions   Deletions  10/31/96
==========================================                      --------  ---------   ---------  --------

Receivables
    Allowance for Doubtful Accounts                                  167         81          41       207

Inventory
    Reserve for Obsolescence                                       1,055        379       1,181       253

Income Taxes
    Valuation Allowance                                            4,932          0       1,470     3,462

        REPORT OF INDEPENDENT ACCOUNTANTS ON FINANCIAL STATEMENT SCHEDULE
        -----------------------------------------------------------------

To The Board of Directors
Microlog Corporation


Our audits of the consolidated financial statements referred to in our report dated March 17, 1999 appearing on page 27 of the 1998 Annual Report to Shareholders of Microlog Corporation (which report and consolidated financial statements are incorporated by reference in this Annual Report on Form 10-K) also included an audit of the Financial Statement Schedule listed in Item 14(a) of this Form 10-K. In our opinion, the Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.




PRICEWATERHOUSECOOPERS LLP


McLean, Virginia
March 17, 1999



                                      F-2